AMENDMENT TO STOCK OPTION AGREEMENT(S)

     WHEREAS, SEAGULL ENERGY CORPORATION (the “Company”) has previously adopted the SEAGULL ENERGY CORPORATION 1981 STOCK OPTION PLAN, the SEAGULL ENERGY CORPORATION 1981 STOCK OPTION PLAN (RESTATED), the SEAGULL ENERGY CORPORATION 1983 STOCK OPTION PLAN, the SEAGULL ENERGY CORPORATION 1983 STOCK OPTION PLAN (RESTATED), the SEAGULL ENERGY CORPORATION 1986 STOCK OPTION PLAN, the SEAGULL ENERGY CORPORATION 1986 STOCK OPTION PLAN (RESTATED), the SEAGULL ENERGY CORPORATION 1990 STOCK OPTION PLAN, the SEAGULL ENERGY CORPORATION 1993 STOCK OPTION PLAN and the SEAGULL ENERGY CORPORATION 1995 OMNIBUS STOCK PLAN (collectively, the “Option Plans”); and

     WHEREAS, certain nonstatutory stock options and incentive stock options (collectively, “Options”) have heretofore been granted to the optionee, a full-time active employee of the Company (the “Employee”), that are currently outstanding under the Option Plans, each of such Options being listed on the schedule attached hereto and evidenced by a Nonstatutory Stock Option Agreement or an Incentive Stock Option Agreement (collectively, the “Agreements”); and

     WHEREAS, the Employee’s employment with the Company has been terminated in connection with the consummation of the merger contemplated by the Agreement and Plan of Merger by and among Seagull Energy Corporation, GNR Merger Corporation and Global Natural Resources Inc. dated as of July 22, 1996, and the Company desires to amend the Agreements in certain respects;

     NOW, THEREFORE, the Agreements shall be amended as follows, effective as of _______________ (Employee’s employment termination date):

     1. The vesting schedule contained in the Agreements shall be waived and all Options outstanding under such Agreements shall be exercisable in full.

     2. Notwithstanding any provision in the Agreements to the contrary, all Options shall continue to be exercisable by the Employee, his estate or the person who acquires such Options by will or the laws of descent and distribution, at any time on or before the first anniversary of Employee’s employment termination date.

     3. As amended hereby, the Agreements are specifically ratified and reaffirmed.

     IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed by one of its officers thereunto duly authorized, and the Employee has executed this amendment, effective as of ________________ (Employee’s employment termination date).

SEAGULL ENERGY CORPORATION

By	_________________________ _________________________

EMPLOYEE	NAME ___________________________________

DATES OF STOCK             TYPE OF
OPTION AGREEMENTS:         OPTION:                   OPTION PLAN:

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